Exhibit 99.1

Lannett Company, Inc. Kremers Urban Acquisition September 2, 2015

Forward Looking Statements 2 Except for historical facts, the statements in this presentation, as well as oral statements or other written statements made or to be made by Lannett Company, Inc. (the “Company”), are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, statements about the expected positive FDA inspection results of the Company’s manufacturing facilities and product approvals, anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings, continued relationships with the Company’s suppliers and customers, the research and development efforts, the Company’s ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, and the Company’s ability to obtain and maintain necessary licenses and permits, are forward-looking statements. Forward-looking statements are merely the Company’s current prediction of future events. The statements are inherently uncertain and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will keep its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10–K and its latest Quarterly Reports on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments.

Use of Non-GAAP Financial Measures 3 This presentation contains references to non-GAAP financial measures, including adjusted EPS and adjusted EBITDA, which are financial measures that are not prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EPS is adjusted to exclude, among other things, the impact of amortization from acquired intangible assets and other purchase accounting entries, acquisition-related costs including integration and restructuring, non-cash interest expense, as well as other non-recurring items. We define adjusted EBITDA as net income or loss from the consolidated statements of operations before interest, income taxes, depreciation and amortization, and other non-operating items, as well as certain other items considered unusual or non-recurring in nature. We believe that our presentation of non-GAAP financial measures provides useful supplementary information regarding operational performance, because it enhances an investor's overall understanding of the financial results for the Company’s core business. Additionally, it provides a basis for the comparison of the financial results for the Company’s core business between current, past and future periods. A reconciliation of non-GAAP financial measures to the nearest comparable GAAP amounts have been provided in footnotes within this presentation. Non-GAAP financial measures, including adjusted EPS and adjusted EBITDA, should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP.

Kremers Urban (KU) Acquisition: Overview 4 Lannett to acquire KU, a wholly-owned subsidiary of UCB S.A. for $1.23 billion in cash plus potential milestone payments related to Methylphenidate Hydrochloride XR Creates a leading specialty pharmaceuticals manufacturer with a diversified portfolio of high-value products Pro forma revenues for the LTM period ended June 30, 2015 greater than $800 million Adds a portfolio of 18 high-value products and 28 pipeline candidates Significant value potential from generic Methylphenidate XR Unanimously approved by both companies’ Boards of Directors Transaction funded by fully committed term loan and cash on hand Accretive to adjusted EPS in fiscal 2016 of mid to high single digits and approximately 20% to 25% in fiscal 2017(1) Expected to close in Q4 calendar 2015, subject to regulatory and other customary closing conditions (1) Excluding any transaction related expenses. Partial year impact of KU financials based on assumed October 31, 2015 transaction close.

Kremers Urban Overview 5 KU is a specialty pharmaceuticals manufacturer focused on the development of products that are difficult to formulate or utilize specialized delivery technologies Net sales of $413 million and an adjusted EBITDA of $133 million(1) for the LTM period ended June 30, 2015 LTM gross and adjusted EBITDA margin of 43% and 32%, respectively 18 marketed products: tablets, capsules, suspensions and powders KU adds 6 products generating over $20 million annually 28 pipeline products, of which 11 are ANDAs filed with the FDA Proven development and regulatory capabilities with successful track record of managing all aspects of Paragraph IV certifications High quality manufacturing with a strong track record of compliance Headquartered in Princeton, NJ, with manufacturing in Seymour, IN (1) Adjusted EBITDA is calculated as follows: net income of $85.3M, plus depreciation and amortization of $11.5M, plus income tax expense of $25.8M, plus expenses related to selling KU of $9.0M, plus other non-recurring items of $1.4M.

Compelling Strategic & Financial Rationale 6 Expands and diversifies Lannett’s portfolio with highly profitable specialty products Enhances scale of Lannett’s R&D infrastructure and pipeline Pro Forma: 64 products in development, 39 products pending FDA-approval Located in Seymour, IN Advances Paragraph IV pipeline with five applications pending at the FDA Positions Lannett for long-term double-digit revenue and EPS growth Lannett expects to receive a significant tax benefit through a 338(h)(10) election generated from the acquisition of KU The tax benefit is estimated to be in excess of $100 million Accretive to adjusted EPS in fiscal 2016 of mid to high single digits and approximately 20% to 25% in fiscal 2017(1) Expect to achieve cost savings of more than $40 million annually after the third year Preserves balance sheet capacity for future acquisitions (1) Excluding any transaction related expenses. Partial year impact of KU financials based on assumed October 31, 2015 transaction close.

Deal Strengthens Market Position 7 Source: CapitalIQ and Company filings. Note: Chart above based only on U.S. publicly traded generics companies with market cap under $10 billion. (1) Revenues are pro forma for full-year effect of Tower Holdings acquisition. (2) Represents FY2014 revenues. LTM 6/30/15 Sales ($MM) The KU transaction positions Lannett as a leading U.S. listed generics company with sub-$10 billion market cap (1) (2)

Transaction Diversifies Product Portfolio and Adds Scale 8 Note: Product diversification metrics based on LTM 6/30/15 sales. The KU transaction adds significant scale to the pro forma entity with a portfolio of over 100 marketed products Thyroid Deficiency 38% Gallstone 16% Cardio - vascular 14% CNS 7% Migraine 6% Glaucoma 5% Other 14% CNS 33% GI 31% Cardio - vascular 15% Urinary 11% Respiratory 9% Other 1% Thyroid Deficiency 20% Cardio - vascular 14% GI 15% CNS 19% Gallstone 9% Urinary 5% Other 18%

Substantially Enhanced Pipeline Scale 9 Acquisition of KU increases Lannett’s number of filed ANDAs from 28 to 39 and significantly strengthens Lannett’s pipeline with an additional 17 products in development 11 of the KU 28 pipeline products in development have been or will be submitted with Paragraph IV certifications Ability to offer products across multiple dosage forms (i.e. tablets, capsules, suspensions and powders) Broad regulatory affairs capacity Experienced regulatory affairs group that has filed an increasing number of ANDAs Extensive expertise working with various regulatory authorities in a number of jurisdictions 47 28 In Development Pending Approval 17 11 In Development Pending Approval 64 39 In Development Pending Approval

Methylphenidate XR Overview 10 Methylphenidate XR is an established, high-value product with limited competition and considerable upside Methylphenidate XR is indicated for attention deficit hyperactivity disorder, postural orthostatic tachycardia syndrome and narcolepsy. The reference listed drug is Concerta®. The generic market consists of 3 players: KU, Mallinckrodt and Teva (formerly Allergan Generics) In November 2014, the FDA asked KU to conduct new bioequivalency testing of its Methylphenidate XR product using proposed bioequivalence criteria. The FDA also changed the therapeutic index rating for the product from AB to BX Under the BX rating, the product is approved and can be prescribed but is not automatically substitutable at the pharmacy for the branded drug KU continues to market the product under the BX rating with annualized revenues of approximately $70 million KU recently submitted new bioequivalency data to the FDA

Acquisition Financing Overview 11 Fully committed financing provided by Morgan Stanley and RBC $1.285 billion of credit facilities, consisting of $1.160 billion term loan B and $125 million undrawn revolving credit facility Expected to be entirely funded with term loan and cash on hand Pro forma cash balance and undrawn revolving credit facility will provide Lannett with approximately $225 million of liquidity Strong cash flow expected to lead to rapid de-leveraging Expected pro forma net leverage of approximately 3.0x to 3.25x, with capacity to substantially delever on a go forward basis Capital structure to remain flexible for future M&A activity

KU Acquisition: Significant Value Creation R&D Expertise Paragraph IV expertise: 11 of 28 pipeline products Paragraph IV with 5 currently in process and 4 favorable decisions since 2010 Highly efficient R&D team, with both internal and external development expertise Product Diversification Adds 18 solid margin products to Lannett’s portfolio Diversifies business mix and reduces revenue concentration from key products KU adds 6 products generating over $20 million annually Synergies Expect to achieve full synergies above $40 million annually after 3 years, primarily through selective manufacturing and administrative efficiencies Increased Capabilities & Strong Pipeline Supplements and expands dosage capabilities in tablets, capsules, suspensions, and powders Near-term pipeline visibility with 28 products in development (11 ANDAs filed with FDA; 17 products in various forms of development including one 505(b)(2) opportunity) Expands quality manufacturing capacity, with a facility that has the capacity to produce more than 3 billion doses Financial Lannett expects to receive a significant tax benefit generated from the acquisition of KU with a value estimated in excess of $100 million Accretive to adjusted EPS in fiscal 2016 of mid to high single digits and approximately 20% to 25% in fiscal 2017(1) Low leverage and continued balance sheet flexibility 12 Methylphenidate XR Performed additional BE studies which have been submitted to the FDA Currently marketed in the U.S. under BX rating Attractive product with annualized sales of approximately $70 million (1) Excluding any transaction related expenses. Partial year impact of KU financials based on assumed October 31, 2015 transaction close.